Cash and bank balances (Tables)	12 Months Ended
Dec. 31, 2024
Cash and bank balances
Summary of cash and bank balances

(Euro thousands)	At December 31,
	2024	2023
Cash on hand	566	710
Bank balances	17,477	27,420
Total cash and bank balances	18,043	28,130

Summary of reconciliation of cash and cash equivalents

(Euro thousands)	At December 31,
	2024	2023
Total cash and cash equivalents	18,043	28,130
Bank overdrafts	—	(280)
Net cash and cash equivalents per cash flow statement	18,043	27,850